Tax Status	12 Months Ended
Dec. 31, 2025
EBP 334
EBP, Tax Status [Line Items]
Tax Status	Tax Status
The IRS determined and informed the Company by a letter dated August 21, 2014 that the Plan and related trust were designed in accordance with applicable sections of the Code. Although the Plan has been amended and restated since the date it was submitted to the IRS, the Plan Administrator and counsel believe that in design and operation, the Plan continues to operate in accordance with applicable law.
Accounting principles generally accepted in the United States of America require Plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by federal, state and/or local taxing authorities. The Plan is subject to routine audits by taxing jurisdictions.